Exhibit 10.1

OMNIBUS SOFR AMENDMENT NO. 6 TO SERIES 2016-MSRVF1 INDENTURE
SUPPLEMENT, AMENDMENT NO. 4 TO SERIES 2020-SPIADVF1 INDENTURE
SUPPLEMENT AND OMNIBUS AMENDMENT NO. 1 TO SERIES 2016-MBSADV1
INDENTURE SUPPLEMENT AND SERIES 2021-MBSADV1 INDENTURE
SUPPLEMENT

This Omnibus SOFR Amendment No. 6 to Series 2016-MSRVF1 Indenture Supplement, Amendment No. 4 to Series 2020-SPIADVF1 Indenture Supplement and Omnibus Amendment No. 1 to Series 2016-MBSADV1 Indenture Supplement and Series 2021-MBSADVF1 Indenture Supplement is dated as of February 10, 2022 (this “Amendment”), by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”), and securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC LOAN SERVICES, LLC (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”) and noteholder (the “Noteholder”) for the benefit of the Repo Buyers (as defined below), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”) and CITIBANK, N.A. (“Citi Buyer”) (each a “Repo Buyer” and  together, the “Repo Buyers”), the buyers of 100% of the Variable Funding Notes.

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent are parties to that certain Third Amended and Restated Indenture, dated as of April 1, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain (i) Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, and Amendment No. 5, dated as of July 30, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”); (ii) Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2021 (as amended by Amendment No. 1, dated as of August 25, 2020, Amendment No. 2, dated as of April 1, 2021, and Amendment No. 3, dated as of July 30, 2021, as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”); (iii) Amended and Restated Series 2016-MBSADV1 Indenture Supplement, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MBSADV1 Indenture Supplement”); and (iv) Series 2021-MBSADV1 Indenture Supplement, dated as of July 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MBSADV1 Indenture Supplement” and together with Series 2016-MSRVF1 Indenture Supplement, Series 2020-SPIADVF1 Indenture Supplement and Series 2016-MBSADV1 Indenture Supplement, the “Indenture Supplements”) and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its capacity as Administrative Agent and Noteholder) have agreed, subject to the terms and conditions of this Amendment, that the Indenture Supplements be amended to reflect certain agreed upon revisions to the terms of the Indenture Supplements;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, (i) the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), was issued to PLS pursuant to the terms of the Series 2016-MSRVF1 Indenture Supplement, and was purchased by CSCIB and Citi Buyer under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Administrative Agent, CSCIB, as a Repo Buyer, Citi, as a Repo Buyer and PLS, as seller (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB and Citi Buyer as Repo Buyers, and transferred the Series 2016-MSRVF1 Note to the Administrative Agent as “Noteholder” for the benefit of the Repo Buyers, (ii) the Series 2020-SPIADVF1 Note (the “Series 2020-SPIADVF1 Note”), was issued to PLS pursuant to the terms of the Series 2020-SPIADVF1 Indenture Supplement, and was purchased by CSCIB and Citi Buyer under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Administrative Agent, CSCIB, as a Repo Buyer, Citi Buyer, as a Repo Buyer and PLS, as seller (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2020-SPIADVF1 Note to CSCIB and Citi Buyer as Repo Buyers, and transferred the Series 2020-SPIADVF1 Note to the Administrative Agent as “Noteholder” for the benefit of the Repo Buyers, (iii) the Series 2016-MBSADV1 Note (the “Series 2016-MBSADV1 Note”), which was issued pursuant to the Series 2016-MBSADV1 Indenture Supplement and sold to CSCIB pursuant to the Note Purchase Agreement, dated as of December 19, 2016, among the Issuer, Administrative Agent and CSCIB (the “Series 2016-MBSADV1 Note Purchase Agreement”), and (iv) the Series 2021-MBSADV1 Note (the “Series 2021-MBSADV1 Note”), which was issued pursuant to the Series 2021-MBSADV1 Indenture Supplement and sold to Citi Buyer pursuant to the Note Purchase Agreement, dated as of July 30, 2021, among the Issuer, Administrative Agent and CSCIB (the “Series 2021-MBSADV1 Note Purchase Agreement” and together with Series 2016-MBSADV1 Note Purchase Agreement, the “Note Purchase Agreements”);

WHEREAS, (i) pursuant to each Indenture Supplement, with respect to the related VFN Note, any Action provided by the Base Indenture or such Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB and Citi Buyer, as buyers of each related VFN Note under each related Repurchase Agreement and (ii) pursuant to the terms of each Note Purchase Agreement, CSCIB and Citi Buyer are purchasers of the Series 2016-MBSADV1 Note and Series 2021-MBSADV1 Note, respectively, and therefore CSCIB and Citi Buyer are collectively 100% of the VFN Noteholders of the Outstanding Notes and therefore are the Series Required Noteholder of all Variable Funding Notes;

WHEREAS, pursuant to either Section 10(a) or Section 9(a) of each Indenture Supplement, as applicable, relating to the Amendment thereof, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent, and 100% of the Noteholder of such Series, at any time and from time to time, may amend any of the provisions of, any Indenture Supplement;

WHEREAS, as of the date hereof, Series 2016-MSRVF1 Note and Series 2020-SPIADVF1 Note are rated by the Note Rating Agency and neither Series 2016-MBSADV1 Note nor Series 2021-MBSADV1 Note is rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Indenture Supplements are hereby amended as follows:

Section 1.Amendments to the Indenture Supplements.  Each Indenture Supplement, unless otherwise noted, is amended as follows. Any reference to “Series [__]” in this Amendment shall be a reference to the related Series of VFN Note issued pursuant to such Indenture Supplement and “Section [__]” shall be a reference to the related Section of such Indenture Supplement (by way of example, for purposes of the Series 2016-MSRVF1 Indenture Supplement, each reference to “Series [__]” shall mean a reference to “Series 2016-MSRVF1” and “Section [__]” shall mean a reference to a corresponding Section in the Series 2016-MSRVF1 Indenture Supplement).

(a)Section 2 of each Indenture Supplement is hereby amended by adding the following definitions in proper alphabetical order:

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (i) the Daily Simple SOFR, plus (ii) the applicable Benchmark Adjustment.  The Calculation Agent shall not be responsible for calculating the Adjusted Daily Simple SOFR.

“Benchmark Adjustment” means, for any day, the spread adjustment for such Interest Accrual Period that has been selected or recommended by the Relevant Governmental Body for the tenor of 1 month. For the avoidance of doubt, the “Benchmark Adjustment” means, for any day, the value as reported on the display designated as “YUS0001M” on Bloomberg, or such other display as may replace “YUS0001M.”

“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than 0%.

“Daily Simple SOFR” means, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in its sole and good faith discretion; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole and good faith discretion.

(b)Section 2 of each Indenture Supplement is hereby amended by deleting the definitions of “Benchmark” and “Benchmark Transition Event” in their entirety and replacing them with the following:

“Benchmark” means, with respect to any date of determination, the Adjusted Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate.  It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, the Benchmark for the three (3) Business Days prior to the related Payment Date shall be fixed at the Benchmark for the third (3rd) Business Day prior to the related Payment Date.

“Benchmark Transition Event” means a determination by Administrative Agent in its sole and good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is permanently or indefinitely no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Noteholder of purchasing or maintaining the Note (including increases in the balance thereof) going forward or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Noteholder or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.

(c)Section 2 of each Indenture Supplement is hereby amended by deleting clause (i) of the “Note Interest Rate” in its entirety and replacing it with the following:

“(i) Benchmark (as determined by the Administrative Agent) and”

(d)Section 2 of each Indenture Supplement is hereby amended by deleting the definitions of “Benchmark Determination Date,” “Benchmark Rate,” “Benchmark Reference Agreement,” “Benchmark Reference Time,” “Benchmark Replacement,” “Benchmark Replacement Date,” “Benchmark Replacement Adjustment,” “Benchmark Replacement Conforming Changes,” “Benchmark Replacement Date,” “Compounded SOFR,” “Corresponding Tenor,” “Designated Transaction Representative,” “Early Opt-in Effective Date,” “Early Opt-in Election,” “ISDA Definitions,” “ISDA Fallback Adjustment,” “ISDA Fallback Rate,” “LIBOR,” “LIBOR Index Rate,” “LIBOR01 Page,” “London Banking Day,” “Term SOFR” and “Unadjusted

Benchmark Replacement in their entirety.

(e)Section 6 of Series 2016-MBSADV1 Indenture Supplement and Series 2021-MBSADV1 Indenture Supplement and Section 7 of Series 2016-MSRVF1 Indenture Supplement and Series 2020-SPIADVF1 Indenture Supplement are hereby amended by deleting such Sections in their entirety and replacing them with the following:

Section [__].Determination of Note Interest Rate and Benchmark.

(a)Two (2) Business Days immediately preceding the related Payment Date, the Administrative Agent will provide to the Calculation Agent the Benchmark for each day of the related Interest Accrual Period for the Series [__] Notes on the basis of the procedures specified in the definition of Benchmark.

(b)The Calculation Agent shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series [__] Notes on each Payment Date, and include a report of such amount in the related Payment Date Report.

(c)The establishment of the Benchmark by the Administrative Agent and the Calculation Agent’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series [__] Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

(d)For purposes of calculating the Required Reserve Amount under the PC Repurchase Agreement, the “Pricing Rate” with respect to any “MRA Payment Date” thereunder will be calculated using the Benchmark as reported by the Administrative Agent for the immediately preceding Payment Date.

(f)Section 13 of Series 2016-MBSADV1 Indenture Supplement, Series 2021-MBSADV1 Indenture Supplement and Section 14 of Series 2016-MSRVF1 Indenture Supplement and Series 2020-SPIADVF1 Indenture Supplement are hereby amended by deleting such Sections in their entirety and replacing them with the following:

Section [__].Owner Trustee Limitation of Liability.

It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as owner trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any other Transaction Documents, as to all of which recourse shall be had solely to the assets of the Issuer.

(g)Section 2 of Series 2016-MSRVF1 Indenture Supplement and Series 2020-SPIADVF1 Indenture Supplement is hereby amended by adding the definition of “Note Rating Agency” in proper alphabetical order:

“Note Rating Agency” means Kroll Bond Rating Agency, LLC.

(h)Section 15 of Series 2016-MSRVF1 Indenture Supplement is hereby amended by deleting in its entirety and replacing it with the following:

Section 15.Note Rating Agency.  As of June 30, 2021, the Series 2016-MSRVF1 Notes are rated by the Note Rating Agency.

(i)Series 2020-SPIADVF1 Indenture Supplement is hereby amended by adding the following Section 15 in proper numerical order:

Section 15.Note Rating Agency.  As of June 30, 2021, the Series 2020-SPIADVF1 Notes are rated by the Note Rating Agency.

Section 2.Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, the Series 2016-MSRVF1 Note and Series 2020-SPIADVF1 Note are rated by the Note Rating Agency and neither Series 2016-MBSADV1 Note nor Series 2021-MBSADV1 Note is rated by any Note Rating Agency.

Section 3.Waiver of Issuer Tax Opinion and Authorization Opinion.  Pursuant to Section 12.2 of the Base Indenture, the Noteholder of the Series 2016-MSRVF1 Note, Series 2020-SPIADVF1 Note, Series 2016-MBSADV1 Note and Series 2021-MBSADV1 Note hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.2 of the Base Indenture which require delivery of an Issuer Tax Opinion with respect to this Amendment.  Pursuant to Section 12.3 of the Base Indenture, the Noteholder of the Series 2016-MSRVF1 Note, Series 2020-SPIADVF1 Note, Series 2016-MBSADV1 Note and Series 2021-MBSADV1 Note hereby waives and instructs the Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.3 of the Base Indenture which requires delivery of an Authorization Opinion with respect to this Amendment.

Section 4.Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon (i) the execution and delivery of this Amendment by all parties hereto, (ii) the delivery of an Opinion of Counsel pursuant to Section 11.1 of the Trust Agreement, and (iii) prior notice to the Note Rating Agency pursuant to Section 12.2 of the Base Indenture.  The execution of this Amendment by the Company, the Administrative Agent and CSCIB shall serve as notice to the Owner Trustee of their consent hereto, pursuant to Section 4.1 of the Trust Agreement.

Section 5.Consent and Acknowledgment.  By execution of this Amendment, each of CSCIB and Citi Buyer, in its capacity as Repo Buyers, hereby consents to this Amendment.  The Repo Buyers certify that together they own 100% of the Outstanding Variable Funding Notes.  In addition, each Repo Buyer certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of such Repo Buyer is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution of this Amendment by the Administrative Agent as Noteholder on behalf of the Repo Buyers should be considered an “Act” by the Noteholder pursuant to Section 1.5 of the Base Indenture and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the date hereof. The Repo Buyers hereby instruct the Indenture Trustee to execute this Amendment, thereby waiving the requirement for delivery of the Authorization Opinion, the Officer’s Certificate and the Issuer Tax Opinion pursuant to Sections 1.3, 12.2 and 12.3 of the Base Indenture.

Section 6.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Repo Buyers that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

Section 7.Limited Effect.  Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 8.No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant of obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 9.Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 10.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

Section 12.Entire Agreement.  The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 13.Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB,
not in its individual capacity but solely
as Owner Trustee

By:	/s/ Mary Emily Pagano
Name: Mary Emily Pagano
Title: Assistant Vice President

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]

PENNYMAC LOAN SERVICES, LLC, as
Servicer and as Administrator

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]

CITIBANK, N.A., as Indenture Trustee, and
not in its individual capacity

By:	/s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, solely in its
capacity as Administrative Agent on behalf of
Credit Suisse AG, Cayman Islands Branch
and Citibank, N.A.

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Repo Buyer and as noteholder
of Series 2016-MBSADV1 Note

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name: Margaret D. Dellafera
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]

CONSENTED TO BY:

CITIBANK, N.A., as a Repo Buyer and as
noteholder of Series 2021-MBSADV1 Note

By:	/s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[PNMAC GMSR Issuer Trust - Omnibus SOFR Amendments to Indenture Supplements]